UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 2, 2018
Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2485 Augustine Drive
Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)
(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 2, 2018, Advanced Micro Devices, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following four proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2018 (the “Proxy”):

Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors:

	For	Against	Abstain	Broker Non-votes
John E. Caldwell	395,078,200	6,261,642	1,486,029	371,244,155
Nora M. Denzel	397,785,133	3,585,098	1,455,640	371,244,155
Mark Durcan	397,998,366	3,348,208	1,479,297	371,244,155
Joseph A. Householder	397,354,890	3,915,317	1,555,664	371,244,155
Michael J. Inglis	397,769,532	3,493,861	1,562,478	371,244,155
John W. Marren	397,706,877	3,601,266	1,517,728	371,244,155
Lisa T. Su	399,900,198	2,033,891	891,782	371,244,155
Abhi Y. Talwalkar	396,423,374	4,904,632	1,497,865	371,244,155
Ahmed Yahia	395,672,326	5,583,687	1,569,858	371,244,155

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2018.

For	Against	Abstain	Broker Non-votes
747,346,916	19,214,610	7,508,500	---

Proposal No. 3: Approval of the Amendment to the Amended and Restated Certificate of Incorporation of Advanced Micro Devices, Inc. The Company’s stockholders approved the amendment to the Amended and Restated Certificate of Incorporation of Advanced Micro Devices, Inc.

For	Against	Abstain	Broker Non-votes
670,157,767	87,523,912	16,388,347	---

Proposal No. 4: Approval on a Non-Binding, Advisory Basis of the Compensation of the Company’s Named Executive Officers (“Say-on-Pay”). The Company’s stockholders approved, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy.

For	Against	Abstain	Broker Non-votes
382,380,258	17,846,768	2,598,845	371,244,155

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2018	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Harry A. Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President, General Counsel
and Corporate Secretary